DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Research Opportunities Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Global Fund
Diamond Hill Short Duration Total Return Fund
Diamond Hill Core Bond Fund
Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund

Supplement dated February 4, 2019
to the Statement of Additional Information dated February 28, 2018, as supplemented

The following information supplements the Funds' Statement of Additional Information:

At a meeting held on November 14, 2018, the Board of Trustees of Diamond Hill Funds (the “Trust”) unanimously reviewed and approved a Proxy Statement for the Trust to be used at a special meeting of shareholders of the Trust (the “Special Meeting”) to be called for the purpose of:

•	Electing six trustees to the Board of Trustees of the Trust;

•	Approving an amendment to each Fund’s fundamental investment restrictions to allow them to engage in interfund lending;

•
Approving amendments to the Declaration of Trust to allow further amendments to be made by action of the Board without approval of shareholders, subject to the limitations of the Investment Company Act of 1940, as amended, and to establish a process for shareholder derivative actions; and

•	Approving the reclassification of the Diamond Hill All Cap Select Fund from a diversified fund to a non-diversified fund.
The record date for determining those shareholders of the Trust entitled to notice of and to vote at the Special Meeting on April 16, 2019, or at any adjournment thereof, was fixed as of the close of business on January 24, 2019. Additional information regarding the proposals was provided to shareholders of record on January 24, 2019 in the Proxy Statement mailed to shareholders in February 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE